SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                  June 27, 1999
              ----------------------------------------------------

                             THERMOTREX CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                                 1-10791                     52-1711436
(State or other jurisdiction of      (Commission               (I.R.S. Employer
incorporation or organization)      File Number)         Identification Number)


10455 Pacific Center Court
San Diego, California                                                92121-4339
(Address of principal executive offices)                             (Zip Code)


        Registrant's telephone number including area code: (781) 622-1000

                                                                      FORM 8-K

Item 2.  Disposition of Assets

      Effective June 27, 1999, ThermoTrex Corporation's (the "Company") ThermoLase subsidiary sold all of the shares of The Greenhouse Spa, Inc. to TGH, LLC, a Pennsylvania limited liability company which is wholly owned by the Stuart Michael Katzoff Trust (the "Trust"). Gerald Katzoff, the President of The Greenhouse Spa, Inc. prior to and after the sale of the shares and the President of ThermoLase's Spa Division until the completion of the transactions described herein, is the sole trustee of the Trust. The Greenhouse Spa, Inc. is the owner of a luxury destination spa in Arlington, Texas, at which spa services are provided to women during week long stays at the Greenhouse Spa.

      The purchase price for the shares of The Greenhouse Spa, Inc. consisted of a promissory note by TGH, LLC in the amount of $10 million, payable in full, together with interest at the rate of 10% per year, on June 27, 2000. The $10 million promissory note may be extended for an additional six months if the outstanding principal balance of the note is reduced to $6 million on or before June 27, 2000, and provided that a variety of other conditions have been satisfied. The $10 million promissory note is secured by all of the assets of TGH, LLC and by a guaranty by The Greenhouse Spa, Inc. secured by all of the assets of The Greenhouse Spa, Inc. including the real estate on which the Greenhouse Spa in Arlington, Texas, is located. ThermoLase paid TGH, LLC $300,000 to cover the cost of certain renovation work at the Greenhouse Spa in Arlington, Texas.

      Also effective June 27, 1999, ThermoLase sold the assets of its Greenhouse day spas to GH Day Spas, Inc., a Pennsylvania corporation that is also wholly owned by the Trust. The Greenhouse day spas provide cosmetic spa services and laser-based hair-removal and skin-resurfacing services. GH Day Spas, Inc. acquired the assets and will continue to operate day spas at nine facilities previously operated by ThermoLase. GH Day Spas, Inc. also acquired certain of ThermoLase's assets that are located at five closed day spas. The facilities that GH Day Spas, Inc. will continue to operate are located in Beverly Hills and Newport Beach, California; Denver, Colorado; Greenwich, Connecticut; Troy, Michigan; Edina, Minnesota; Manhasset, New York; and Dallas and Houston, Texas.

      The purchase price for the assets of the day spas consisted of a promissory note in the amount of $2.5 million, payable in full together with interest at the rate of 10% per year, on June 27, 2000. The $2.5 million promissory note may be extended for an additional six months if the outstanding principal balance of the $10 million note by TGH, LLC is reduced to $6 million on or before June 27, 2000, and provided that a variety of other conditions have been satisfied. The $2.5 million promissory note is secured by all of the assets of GH Day Spas, Inc.

      The sale prices of each of (i) the shares of The Greenhouse Spa, Inc. and
(ii) the assets of ThermoLase's day spas were determined by the parties in arms-length negotiations based on, among other things, a third-party appraisal of the Greenhouse Spa in Arlington, Texas.

     GH Day Spas, Inc. agreed to offer employment to all employees of the continuing day spas on substantially the same terms and conditions as their employment with ThermoLase. GH Day Spas, Inc. also agreed to assume certain continuing obligations of ThermoLase under contracts relating primarily to the continuing day spas.

      In connection with the sale of the Greenhouse day spas, GH Day Spas, Inc. agreed to assume all liability for performing services and/or providing goods in satisfaction of all outstanding gift certificates and customer deposits, and for customer prepayments for multiple treatment packages with respect to services not yet performed. ThermoLase agreed to continue to pay the lease payments at the nine day spa locations that GH Day Spas, Inc. will continue to operate until such time as ThermoLase has paid $1.5 million of such lease payments. GH Day Spas, Inc. will be responsible for the balance of the lease payments at these day spas for the period through December 31, 2000, and has the right but is not obligated to renew all of the leases for the balance of the terms thereof. ThermoLase has also provided GH Day Spas, Inc. with working capital in the amount of $500,000.

      ThermoLase has incurred a loss on the sale and closure of the spas of approximately $31 million, including losses on ongoing lease obligations. This amount will be recorded in the Company's quarter ended July 3, 1999, together with charges for other restructuring actions.

Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma condensed statements of operations set forth the results of operations for the fiscal year ended October 3, 1998, and the six months ended April 3, 1999, as if the disposition by the Company's ThermoLase Corporation subsidiary of the Greenhouse Spa in Arlington, Texas, and all of the day spas, including those closed by ThermoLase in fiscal 1999 (the "Spa Business"), had occurred at the beginning of fiscal 1998. The unaudited pro forma condensed balance sheet sets forth the financial position as of April 3, 1999, as if the dispositions had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the disposition of the Spa Business been consummated at the beginning of fiscal 1998, due to other restructuring actions being undertaken unrelated to the disposition of this business. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K, as amended, for the fiscal year ended October 3, 1998, and Quarterly Report on Form 10-Q for the six months ended April 3, 1999.

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                             THERMOTREX CORPORATION

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        Fiscal Year Ended October 3, 1998
                                   (Unaudited)
                                                                                  Pro Forma
                                                                               Adjustments:
                                                                                 Results of
                                                                   ThermoTrex  Spa Business      Pro Forma
                                                                  (In thousands except per share amounts)

   Revenues:
    Product revenues                                                 $294,310       $     -       $294,310
    Other revenues                                                     47,548       (10,108)        37,440
                                                                     --------       -------       --------

                                                                      341,858       (10,108)       331,750
                                                                     --------       -------       --------

   Costs and Operating Expenses:
    Cost of product revenues                                          165,688             -        165,688
    Cost of other revenues                                             44,628       (19,860)        24,768
    Selling, general, and administrative expenses                      91,028        (1,035)        89,993
    Research and development expenses                                  39,826             -         39,826
    Restructuring and nonrecurring costs                               10,155        (4,638)         5,517
                                                                     --------       -------       --------

                                                                      351,325       (25,533)       325,792
                                                                     --------       -------       --------

   Operating Income (Loss)                                             (9,467)       15,425          5,958
   Interest Income                                                     12,942             -         12,942
   Interest Expense                                                    (9,479)            -         (9,479)
   Gain on Issuance of Stock by Subsidiaries                           23,798             -         23,798
   Equity in Losses of Joint Ventures                                  (1,203)            -         (1,203)
                                                                     --------       -------       --------

   Income Before Provision for Income Taxes, Minority                  16,591        15,425         32,016
    Interest, and Extraordinary Item
   Provision for Income Taxes                                         (17,463)            -        (17,463)
   Minority Interest Expense                                           (4,750)            -         (4,750)
                                                                     --------       -------       --------

   Income (Loss) Before Extraordinary Item                             (5,622)       15,425          9,803
   Extraordinary Item, Net of Income Taxes                              3,009             -          3,009
                                                                     --------       -------       --------

   Net Income (Loss)                                                 $ (2,613)      $15,425       $ 12,812
                                                                     ========       =======       ========

   Earnings (Loss) per Share:
    Basic                                                            $   (.14)                    $    .68
                                                                     ========                     ========

    Diluted                                                          $   (.14)                    $    .65
                                                                     ========                     ========

   Weighted Average Shares:
    Basic                                                              18,704                       18,704
                                                                     ========                     ========

    Diluted                                                            18,704         4,217         22,921
                                                                     ========       =======       ========

                             THERMOTREX CORPORATION

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         Six Months Ended April 3, 1999
                                   (Unaudited)
                                                                                  Pro Forma
                                                                               Adjustments:
                                                                                 Results of
                                                                   ThermoTrex  Spa Business      Pro Forma
                                                                  (In thousands except per share amounts)

   Revenues:
    Product revenues                                                 $154,520      $   (380)     $ 154,140
    Other revenues                                                     19,012        (5,339)        13,673
                                                                     --------      --------      ---------

                                                                      173,532        (5,719)       167,813
                                                                     --------      --------      ---------

   Costs and Operating Expenses:
    Cost of product revenues                                           98,151          (191)        97,960
    Cost of other revenues                                             23,896       (12,665)        11,231
    Selling, general, and administrative expenses                      54,616          (221)        54,395
    Research and development expenses                                  20,668             -         20,668
    Restructuring costs                                                 1,115             -          1,115
                                                                     --------      --------      ---------

                                                                      198,446       (13,077)       185,369
                                                                     --------      --------      ---------

   Operating Income (Loss)                                            (24,914)        7,358        (17,556)

   Interest Income                                                      3,081            (6)         3,075
   Interest Expense                                                    (4,225)            5         (4,220)
   Equity in Losses of Joint Ventures                                    (200)            -           (200)
                                                                     --------      --------      ---------

   Income (Loss) Before Income Taxes and Minority Interest            (26,258)        7,357        (18,901)
   Income Tax Benefit                                                   2,883             -          2,883
   Minority Interest Income                                             1,796             -          1,796
                                                                     --------      --------      ---------

   Net Income (Loss)                                                 $(21,579)     $  7,357      $ (14,222)
                                                                     ========      ========      =========

   Basic and Diluted Loss per Share                                  $  (1.16)                    $   (.76)
                                                                     ========                    =========

   Basic and Diluted Weighted Average Shares                           18,660                       18,660
                                                                     ========                    =========


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                                       5
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


                             THERMOTREX CORPORATION

                        PRO FORMA CONDENSED BALANCE SHEET
                               As of April 3, 1999
                                   (Unaudited)
                                                                      Pro Forma Adjustments
                                                                  Accounts of  Spa Business
                                                     ThermoTrex  Spa Business   Adjustments      Pro Forma
                                                                       (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                         $  94,716      $    (10)     $   (800)     $  93,906
    Accounts receivable, net                             71,484          (571)            -         70,913
    Notes receivable, net                                     -             -         4,000          4,000
    Unbilled contract costs and fees                     18,087             -             -         18,087
    Inventories                                          98,125          (143)            -         97,982
    Prepaid expenses and other assets                     4,470          (422)            -          4,048
    Prepaid and refundable income taxes                  19,995             -             -         19,995
                                                      ---------      --------      --------      ---------

                                                        306,877        (1,146)        3,200        308,931
                                                      ---------      --------      --------      ---------

   Property, Plant, and Equipment, at Cost, Net          62,512       (23,958)            -         38,554
                                                      ---------      --------      --------      ---------

   Other Assets                                          15,075            (2)        3,000         18,073
                                                      ---------      --------      --------      ---------

   Cost in Excess of Net Assets of Acquired             159,247        (7,554)            -        151,693
                                                      ---------      --------      --------      ---------
    Companies

                                                      $ 543,711      $(32,660)     $  6,200      $ 517,251
                                                      =========      ========      ========      =========

                             THERMOTREX CORPORATION

                               As of April 3, 1999
                                   (Unaudited)
                                                                      Pro Forma Adjustments
                                                                  Accounts of  Spa Business
                                                     ThermoTrex  Spa Business   Adjustments      Pro Forma
                                                                       (In thousands)

   LIABILITIES AND SHAREHOLDERS' INVESTMENT
   Current Liabilities:
    Current maturities of long-term obligations       $     417      $      -      $      -      $     417
    Accounts payable                                     26,633             -             -         26,633
    Accrued payroll and employee benefits                12,028             -             -         12,028
    Accrued warranty costs                                7,935             -             -          7,935
    Customer deposits                                     4,510        (2,299)            -          2,211
    Accrued commissions                                   6,310             -             -          6,310
    Other accrued expenses                               39,827        (1,001)       12,032         50,858
    Due to parent company and affiliated                  4,351            28             -          4,379
                                                      ---------      --------      --------      ---------
   companies

                                                        102,011        (3,272)       12,032        110,771
                                                      ---------      --------      --------      ---------

   Deferred Lease Liability and Other Deferred Items      7,932        (1,010)            -          6,922
                                                      ---------      --------      --------      ---------

   Long-term Obligations                                204,516           (54)            -        204,462
                                                      ---------      --------      --------      ---------

   Common Stock Subject to Redemption                    40,500             -             -         40,500
                                                      ---------      --------      --------      ---------

   Minority Interest                                     71,355             -             -         71,355
                                                      ---------      --------      --------      ---------

   Shareholders' Investment:
    Common stock                                            196             -             -            196
    Capital in excess of par value                       66,667             -             -         66,667
    Retained earnings                                    73,405             -       (34,156)        39,249
    Treasury stock at cost                              (20,953)            -             -        (20,953)
    Accumulated other comprehensive items                (1,918)            -             -         (1,918)
    Parent company investment                                 -       (28,324)       28,324              -
                                                      ---------      --------      --------      ---------

                                                        117,397       (28,324)       (5,832)        83,241
                                                      ---------      --------      --------      ---------

                                                      $ 543,711      $(32,660)     $  6,200      $ 517,251
                                                      =========      ========      ========      =========
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                                       7
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

                             THERMOTREX CORPORATION

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)
Note 1 - Pro Forma Adjustments to Pro Forma Condensed Statements of Operations

      All pro forma adjustments to the pro forma condensed statements of operations for the fiscal year ended October 3, 1998, and the six months ended April 3, 1999, represent the results of the spas sold and closed. The change in diluted weighted average shares for the fiscal year ended October 3, 1998 is due to the effect of common stock equivalents no longer being antidilutive.

Note 2 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet (In thousands)

      All pro forma adjustments to the pro forma condensed balance sheet as of April 3, 1999, captioned "Accounts of Spa Business," represent the assets and liabilities of the spas sold and closed.

      The following pro forma adjustments to the pro forma condensed balance sheet as of April 3, 1999, are related to the sale of the spas:

                                                                                             Spa Business
                                                                                               Adjustments
                                                                                             Debit (Credit)

Cash and Cash Equivalents
Cash paid by ThermoLase to the acquirers for certain renovations                                 $    (800)
 and initial working capital requirements
                                                                                                 ---------

Notes Receivable, Net
Current portion of notes receivable issued to ThermoLase by the acquirers                            4,000
                                                                                                 ---------

Other Assets
Long-term notes receivable issued to ThermoLase by the acquirers, at                                 3,000
 their estimated fair market value
                                                                                                 ---------

Other Accrued Expenses
Remaining lease obligations for all spas, net of estimated sublease receipts                       (12,032)
                                                                                                 ---------

Retained Earnings
Excess of the net book value of the spas over the estimated fair                                    34,156
 market value of consideration received
                                                                                                 ---------

Parent Company Investment
Elimination of the spa business' equity accounts                                                   (28,324)
                                                                                                 ---------

                             THERMOTREX CORPORATION

Item 7.  Financial Statements, Pro Forma Combined Condensed Financial Information and Exhibits

(c)    Exhibits

2.1 Stock Purchase Agreement between ThermoLase Corporation and TGH, LLC, dated June 27, 1999 (incorporated by reference to Exhibit 2.1 to ThermoLase Corporation's Current Report on Form 8-K filed July 12, 1999).

2.2 Asset Purchase Agreement between ThermoLase Corporation and GH Day Spas, Inc., dated June 27, 1999 (incorporated by reference to Exhibit 2.2 to ThermoLase Corporation's Current Report on Form 8-K filed July 12, 1999).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 12th day of July, 1999.

                                                   THERMOTREX CORPORATION



                                                   By:  /s/ Paul F. Kelleher
                                                        Paul F. Kelleher
                                                        Chief Accounting Officer
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